EXHIBIT 99.1

                                  $586,954,000
                                  (Approximate)
                          GSAA Home Equity Trust 2005-4
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

---------------- ---------------------- ------------ ------------- ------------------- ------------ ------------ -----------------
                                                                                                     Principal
                                                       Expected         Initial         Estimated     Payment
                 Approximate Principal  Certificate     Credit     Pass-Through Rate    Avg. Life    Window (4)     S&P /Moody's
  Certificates         Balance(1)           Type      Support (2)         (3)           (yrs) (4)       (5)       Expected Ratings
---------------- ---------------------- ------------ ------------- ------------------- ------------ ------------ -----------------
      A-1              $185,000,000          Sr           8.15%       LIBOR + [ ]%         1.00     04/05-06/07        AAA/Aaa
      A-2               $56,320,000          Sr           8.15%       LIBOR + [ ]%         3.00     06/07-04/09        AAA/Aaa
      A-3               $59,760,000        Sup Sr        17.33%       LIBOR + [ ]%         5.62     04/09-08/11        AAA/Aaa
      A-4                $6,640,000        Sr/Mez         8.15%       LIBOR + [ ]%         5.62     04/09-08/11        AAA/Aaa
      A-5              $214,898,000        Sup Sr        17.33%       LIBOR + [ ]%         2.36     04/05-08/11        AAA/Aaa
      A-6               $23,877,000        Sr/Mez         8.15%       LIBOR + [ ]%         2.36     04/05-08/11        AAA/Aaa
      M-1               $16,957,000         Sub           5.30%       LIBOR + [ ]%         4.43     05/08-08/11        AA/Aa2
      M-2               $11,305,000         Sub           3.40%       LIBOR + [ ]%         4.40     05/08-08/11         A/A2
      B-1                $6,247,000         Sub           2.35%       LIBOR + [ ]%         4.38     04/08-08/11       BBB+/Baa1
      B-2                $2,975,000         Sub           1.85%       LIBOR + [ ]%         4.26     04/08-06/11       BBB/Baa2
      B-3                $2,975,000         Sub           1.35%       LIBOR + [ ]%         4.05     04/08-10/10       BBB-/Baa3
---------------- ---------------------- ------------ ------------- ------------------- ------------ ------------ -----------------
     TOTAL             $586,954,000
---------------- ---------------------- ------------ ------------- ------------------- ------------ ------------ -----------------


Overview of the Non-offered Certificates
----------------------------------------
---------------- ---------------------- ------------ ------------- ------------------- ------------ ------------ -----------------
      B-4                $2,975,000         Sub           0.85%           [ ]%              N/A          N/A            N/A
---------------- ---------------------- ------------ ------------- ------------------- ------------ ------------ -----------------

(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.

(2)   Fully funded overcollateralization of approximately 0.85%.

(3) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the pass-through-rates of the Offered Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(5) The stated final maturity date for the certificates is the Distribution Date in March 2035.

Selected Mortgage Pool Data (6)
-------------------------------

----------------------------------------- ---------------------------
                                                  Aggregate
----------------------------------------- ---------------------------
Scheduled Principal Balance:                     $598,152,333
Number of Mortgage Loans:                               2,232
Average Scheduled Principal Balance:                 $267,989
Interest Only Loans:                                   86.04%
Weighted Average Gross Coupon:                         5.777%
Weighted Average Net Coupon(7):                        5.468%
Weighted Average FICO Score:                              702
Weighted Average Original LTV Ratio:                   77.21%
Weighted Average Stated Remaining Term                    358
(months):
Weighted Average Seasoning (months):                        2
Weighted Average Months to Roll:                           40
Weighted Average Gross Margin:                          2.62%
Weighted Average Initial Rate Cap:                      4.26%
Weighted Average Periodic Rate Cap:                     1.29%
Weighted Average Gross Maximum Lifetime                11.55%
Rate:
----------------------------------------- ---------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee, the Trustee Fee and any lender-paid mortgage insurance.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding ("GreenPoint") (69.07%), IndyMac F.S.B. ("IndyMac") (14.78%) and Countrywide Home Loans, Inc. ("Countrywide") (16.16%). Each originator services its own loans.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 0.85%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all Principal Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $594,986,686.96, a term of 56 months beginning on the first Distribution Date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0504 and on Bloomberg as GSAA 05-4.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.



Time Table
----------

Expected Closing Date:             March 30, 2005

Cut-off Date:                      March 1, 2005

Statistical Calculation Date:      February 1, 2005

Expected Pricing Date:             On or before March 4, 2005

First Distribution Date:           April 25, 2005


Key Terms
---------

Offered Certificates:               Class A, Class M, Class B-1, Class B-2 and
                                    Class B-3 Certificates

Non-Offered Certificates:           Class B-4 Certificates

Class A Certificates:               Class A-1, Class A-2, Class A-3, Class A-4,
                                    Class A-5 and Class A-6 Certificates

Class M Certificates:               Class M-1 and Class M-2 Certificates

Class B Certificates:               Class B-1, Class B-2, Class B-3 and Class
                                    B-4 Certificates

Principal Certificates:             Class A, Class M and Class B Certificates

Depositor:                          GS Mortgage Securities Corp.

Subordinate Certificates:           Class B and Class M Certificates

Underwriter:                        Goldman, Sachs & Co.

Servicers                           GreenPoint Mortgage Funding, IndyMac F.S.B.
                                    and Countrywide Home Loans, Inc.

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee:                      25.0 bps (68.18%)
                                    37.5 bps (25.16%)
                                    50.0 bps (5.88%)
                                    75.0 bps (0.77%)

Trustee Fee:                        0.83 bps



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Corridor Provider:    Goldman Sachs Capital Markets LP, as the cap
                                    provider. The short term unsecured debt
                                    obligations of the guarantor of the cap
                                    provider, The Goldman Sachs Group, Inc., are rated "P-1" by Moody's, "A-1" by S&P, and "F1+" by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated "Aa3" by Moody's," A+" by S&P, and "AA-" by Fitch.

Interest Rate Corridor:             This transaction will have a one-month LIBOR
                                    interest rate corridor available to pay
                                    Basis Risk Carry forward Amounts on all the Principal Certificates. The Interest Rate
                                    Corridor will have an initial notional
                                    amount of $594,986,686.96, for a term of 56 months beginning on the first distribution date.

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period

Delay Days:                         24 days on the Non-Offered Certificates
                                    0 day delay on the Offered Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis for the Offered
                                    Certificates and 30/360 basis for the
                                    Non-Offered Certificates.

Interest Accrual Period:            For the Offered Certificates, from the prior
                                    Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current
                                    Distribution Date.

Pricing Prepayment Assumption:      30% CPR

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Principal
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off Date.

                                    Initial Gross WAC (1):              5.7767%
                                       Less Fees & Expenses (2):        0.3087%
                                                                    -----------
                                    Net WAC (1):                        5.4680%
                                       Less Initial Principal
                                       Certificate Coupon
                                       (Approx.)(1)(3):                 2.9388%
                                                                    -----------
                                    Initial Excess Spread (1)(4):       2.5292%

                                       (1)   This amount will vary on each
                                             distribution date based on changes
                                             to the weighted average interest
                                             rate on the Mortgage Loans as well
                                             as any changes in day count.

                                       (2)   Includes the Servicing Fee, the
                                             Trustee Fee and any lender-paid
                                             mortgage insurance.

                                       (3)   Assumes 1-month LIBOR equal to
                                             2.7163%, initial marketing spreads
                                             and a 30-day month. This amount
                                             will vary on each distribution date
                                             based on changes to the weighted
                                             average pass-through rates on the
                                             Principal Certificates as well as
                                             any changes in day count.

                                       (4)   The initial excess spread is an
                                             approximation due to rounding.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability.

Compensating Interest:              The Servicers shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                    Mortgage Loans during the related Prepayment
                                    Period and (B) (i) with regards to
                                    GreenPoint, their aggregate Servicing Fee received for the related Distribution Date and (ii) with regards to IndyMac and Countrywide, half of their aggregate
                                    Servicing Fee received for the related
                                    Distribution Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investors Service, Inc.

Minimum Denomination:               $50,000 with regard to each of the Principal
                                    Certificates.

Legal Investment:                   It is anticipated that Class A-1, Class A-2,
                                    Class A-3, Class A-4 , Class A-5, Class A-6 and Class M-1 will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      All Principal Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                         The Principal Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the pass-through-rate attributable to the WAC Cap will be carried forward with interest at the applicable pass-through-rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.85% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.70% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 16.30%.

--------------- ------------------------------------ ---------------------------
     Class        Initial Subordination Percentage    Step-Down Date Percentage
--------------- ------------------------------------ ---------------------------
       A                        8.15%                           16.30%
--------------- ------------------------------------ ---------------------------
      M-1                       5.30%                           10.60%
--------------- ------------------------------------ ---------------------------
      M-2                       3.40%                           6.80%
--------------- ------------------------------------ ---------------------------
      B-1                       2.35%                           4.70%
--------------- ------------------------------------ ---------------------------
      B-2                       1.85%                           3.70%
--------------- ------------------------------------ ---------------------------
      B-3                       1.35%                           2.70%
--------------- ------------------------------------ ---------------------------
      B-4                       0.85%                           1.70%
--------------- ------------------------------------ ---------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 37% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------- --------------------------------------------------------------------------
          Distribution Date                              Cumulative Realized Loss Percentage:
-------------------------------------- --------------------------------------------------------------------------
       April 2008 - March 2009          1.00% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 1.042% in May 2008)
-------------------------------------- --------------------------------------------------------------------------
       April 2009 - March 2010          1.50%for the first month, plus an additional 1/12th of 0.2500% for each month thereafter (e.g., approximately 1.521% in May 2009)
-------------------------------------- --------------------------------------------------------------------------
      April 2010 and thereafter                                          1.75%
-------------------------------------- --------------------------------------------------------------------------

Sequential Trigger Event. A Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.00%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-5 Pass-Through Rate. The Class A-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-6 Pass-Through Rate. The Class A-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by [ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee, Trustee Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the Offered Certificates and on a 30/360 basis with respect to the Non-Offered Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the related Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable pass-through rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) Concurrently, and allocated pro rata based on the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in the case of clause (i) below, or on the Certificate Principal Balances of the Class A-5 and Class A-6 Certificates in the case of clause (ii) below,

      (i) sequentially, to the Class A-1 Certificates, the Principal Distribution Amount, until their certificate principal balance has been reduced to zero, then to the Class A-2 Certificates, until their certificate principal balance has been reduced to zero, and then to the Class A-3 and Class A-4 Certificates, allocated pro rata among these Certificates, with the exception that if a Sequential Trigger Event is



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            in effect, principal distributions to the Class A-3 and Class A-4 Certificates will be allocated first to the Class A-3 Certificates, until their certificate principal balance has been reduced to zero, and then to the Class A-4 Certificates, until their certificate principal balance has been reduced to zero, and

      (ii) to the Class A-5 and Class A-6 Certificates, the Principal Distribution Amount, allocated pro rata among these Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-5 and Class A-6 Certificates will be allocated first to the Class A-5 Certificates, until their certificate principal balance has been reduced to zero, and then to the Class A-6 Certificates, until their certificate principal balance has been reduced to zero.

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) Concurrently, and allocated pro rata based on the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in the case of clause (i) below, or on the Certificate Principal Balances of the Class A-5 and Class A-6 Certificates in the case of clause (ii) below,

      (i) Sequentially, to the Class A-1 and Class A-2 Certificates, in that order, and then to the Class A-3 and Class A-4 Certificates (allocated pro rata among these Certificates), the lesser of the portion of the Principal Distribution Amount and the Class A Principal Distribution Amount (based on their respective Certificate Principal Balances), until their respective certificate principal balances have been reduced to zero,

      (ii) to the Class A-5 and Class A-6 Certificates, allocated pro rata among these Certificates, the lesser of the portion of the Principal Distribution Amount and the Class A Principal Distribution Amount (based on their respective Certificate Principal Balances), until their respective certificate principal balances have been reduced to zero.

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective certificate principal balances.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

      (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, any Class A-4 Basis Risk Carry Forward Amount to the Class A-4 Certificates, any Class A-5 Basis Risk Carry Forward Amount to the Class A-5 Certificates, any Class A-6 Basis Risk Carry Forward Amount to the Class A-6 Certificates, pro rata, based on their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

      (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates up to their respective unpaid Basis Risk Carry Forward Amount (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining, to the excess cashflow certificates.


Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related certificate principal balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the related Servicer on or prior to the related determination date or advanced by the related Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 83.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

 Product            No Penalty    1-12 Months    13-24 Months    25-36 Months     37-48 Months     49-60 Months          Total
--------------    ------------   -----------    -------------    ------------    --------------   --------------    --------------
1 Year ARM         $30,280,288            $0               $0      $4,640,680          $320,000               $0       $35,240,968
10 Year ARM         $2,941,132            $0               $0              $0                $0               $0        $2,941,132
3 Year ARM        $235,789,068      $742,400               $0    $138,744,191        $2,115,350       $1,099,315      $378,490,325
5 Year ARM         $52,374,763            $0         $169,385     $60,090,960                $0               $0      $112,635,107
6 Month ARM        $10,964,178            $0               $0     $15,925,858                $0               $0       $26,890,036
7 Year ARM         $40,464,375            $0               $0      $1,490,389                $0               $0       $41,954,764
--------------    ------------   -----------    -------------    ------------    --------------   --------------    --------------
TOTAL(2)          $372,813,805      $742,400         $169,385    $220,892,079        $2,435,350       $1,099,315      $598,152,333
==============    ============   ===========    =============    ============    ==============   ==============    ==============

 Product          No Penalty     1-12 Months     13-24 Months     25-36 Months     37-48 Months    49-60 Months
--------------    ----------     -----------     ------------     ------------     ------------    ------------
1 Year ARM             5.06%          0.00%             0.00%           0.78%             0.05%           0.00%
10 Year ARM            0.49%          0.00%             0.00%           0.00%             0.00%           0.00%
3 Year ARM            39.42%          0.12%             0.00%          23.20%             0.35%           0.18%
5 Year ARM             8.76%          0.00%             0.03%          10.05%             0.00%           0.00%
6 Month ARM            1.83%          0.00%             0.00%           2.66%             0.00%           0.00%
7 Year ARM             6.76%          0.00%             0.00%           0.25%             0.00%           0.00%
--------------    ----------     ----------      ------------     -----------      ------------    ------------
TOTAL(2)              62.33%          0.12%             0.03%          36.93%             0.41%           0.18%
==============    ==========     ==========      ============     ===========      ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2)   Columns may not add up due to rounding.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o 1-month, 6-month, 1-year forward LIBOR and 1-year forward CMT curves (as of close on February 28, 2005) are used

o     33% loss severity

o     There is a 6-month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     All Offered Certificates are priced at par

o All payments are assumed to be made on the 25th of the month regardless of whether it is a business day

o Based on the collateral as of the Statistical Calculation Date rolled 1-month forward at 6% CPR

---------------------- -------------------- ---------------------------- --------------------------- ----------------------------
                                               First Dollar of Loss              Libor Flat                   0% Return
---------------------- -------------------- ---------------------------- --------------------------- ----------------------------
      Class M-1        CDR (%)                                    10.99                       11.10                        12.16
                       Yield (%)                                 4.8046                      4.3899                       0.0172
                       WAL (years)                                 4.99                        4.98                         4.67
                       Modified Duration                           4.43                        4.43                         4.36
                       Principal Window                   Mar10 - Mar10               Mar10 - Mar10                Jan10 - Jan10
                       Principal Writedown            15,013.98 (0.09%)          405,043.66 (2.39%)        3,820,889.76 (22.53%)
                       Total Collat Loss          42,851,670.25 (7.20%)       43,224,335.41 (7.26%)        46,275,131.51 (7.78%)
---------------------- -------------------- ---------------------------- --------------------------- ----------------------------
      Class M-2        CDR (%)                                     7.84                        7.95                         8.60
                       Yield (%)                                 5.0846                      4.4480                       0.0783
                       WAL (years)                                 5.32                        5.31                         5.01
                       Modified Duration                           4.65                        4.66                         4.65
                       Principal Window                   Jul10 - Jul10               Jul10 - Jul10                Jun10 - Jun10
                       Principal Writedown            13,514.20 (0.12%)          440,318.00 (3.89%)        2,862,160.20 (25.32%)
                       Total Collat Loss          32,420,261.60 (5.45%)       32,829,346.78 (5.52%)        35,051,486.49 (5.89%)
---------------------- -------------------- ---------------------------- --------------------------- ----------------------------
      Class B-1        CDR (%)                                     6.24                        6.34                         6.68
                       Yield (%)                                 5.5105                      4.4357                       0.0297
                       WAL (years)                                 5.49                        5.47                         5.20
                       Modified Duration                           4.72                        4.73                         4.78
                       Principal Window                   Sep10 - Sep10               Sep10 - Sep10                Sep10 - Sep10
                       Principal Writedown             3,271.67 (0.05%)          412,592.87 (6.60%)        1,796,219.35 (28.75%)
                       Total Collat Loss          26,597,774.79 (4.47%)       26,988,632.25 (4.54%)        28,309,675.88 (4.76%)
---------------------- -------------------- ---------------------------- --------------------------- ----------------------------
      Class B-2        CDR (%)                                     5.52                        5.56                         5.72
                       Yield (%)                                 5.4554                      4.5548                       0.2326
                       WAL (years)                                 5.57                        5.56                         5.34
                       Modified Duration                           4.77                        4.78                         4.82
                       Principal Window                   Oct10 - Oct10               Oct10 - Oct10                Oct10 - Oct10
                       Principal Writedown            30,663.60 (1.03%)          197,261.17 (6.63%)          865,071.83 (29.08%)
                       Total Collat Loss          23,866,791.87 (4.01%)       24,026,935.27 (4.04%)        24,665,758.92 (4.15%)
---------------------- -------------------- ---------------------------- --------------------------- ----------------------------
      Class B-3        CDR (%)                                     4.81                        4.87                         5.02
                       Yield (%)                                 5.9800                      4.6159                       0.2575
                       WAL (years)                                 5.74                        5.61                         5.31
                       Modified Duration                           4.83                        4.78                         4.82
                       Principal Window                   Dec10 - Dec10               Nov10 - Nov10                Nov10 - Nov10
                       Principal Writedown            18,089.33 (0.61%)          269,029.04 (9.04%)          924,852.80 (31.09%)
                       Total Collat Loss          21,191,341.57 (3.56%)       21,340,605.05 (3.59%)        21,953,323.84 (3.69%)
---------------------- -------------------- ---------------------------- --------------------------- ----------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month LIBOR, 6-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

 Distribution
    Period       Distribution    Collateral      Effective         Distribution   Distribution    Collateral     Effective
   (months)         Date        WAC Cap (%)    WAC Cap (%)           Period           Date       WAC Cap (%)    WAC Cap (%)
--------------- -------------- ------------- ---------------      -------------- -------------- ------------- ---------------
       1           25-Apr-05       6.30915       10.00000               48          25-Mar-09      10.31160      10.31160
       2           25-May-05       5.46795       10.00000               49          25-Apr-09      9.31394       10.00000
       3           25-Jun-05       5.31924       10.00000               50          25-May-09      9.62466       10.00000
       4           25-Jul-05       5.51298       10.00000               51          25-Jun-09      9.34459       10.00000
       5           25-Aug-05       5.33517       10.00000               52          25-Jul-09      9.65633       10.00000
       6           25-Sep-05       5.33519       10.00000               53          25-Aug-09      9.34507       10.00000
       7           25-Oct-05       5.52205       10.00000               54          25-Sep-09      9.38415       10.00000
       8           25-Nov-05       5.34565       10.00000               55          25-Oct-09      9.71550       10.00000
       9           25-Dec-05       5.55455       10.00000               56          25-Nov-09      9.40232       10.00000
      10           25-Jan-06       5.53984       10.00000               57          25-Dec-09      10.05452      10.05452
      11           25-Feb-06       5.53989       10.00000               58          25-Jan-10      10.29749      10.29749
      12           25-Mar-06       6.13350       10.00000               59          25-Feb-10      10.30285      10.30285
      13           25-Apr-06       5.53999       10.00000               60          25-Mar-10      11.58779      11.58779
      14           25-May-06       5.72471       10.00000               61          25-Apr-10      10.46657      10.46657
      15           25-Jun-06       5.56779       10.00000               62          25-May-10      10.81564      10.81564
      16           25-Jul-06       5.76988       10.00000               63          25-Jun-10      10.48854      10.48854
      17           25-Aug-06       5.58382       10.00000               64          25-Jul-10      10.83834      10.83834
      18           25-Sep-06       5.58388       10.00000               65          25-Aug-10      10.48889      10.48889
      19           25-Oct-06       5.77256       10.00000               66          25-Sep-10      10.48936      10.48936
      20           25-Nov-06       5.58812       10.00000               67          25-Oct-10      10.83919      10.83919
      21           25-Dec-06       5.80384       10.00000               68          25-Nov-10      10.48971      10.48971
      22           25-Jan-07       5.72645       10.00000               69          25-Dec-10      10.87330      10.87330
      23           25-Feb-07       5.72653       10.00000               70          25-Jan-11      10.52646      10.52646
      24           25-Mar-07       6.34018       10.00000               71          25-Feb-11      10.52662      10.52662
      25           25-Apr-07       5.72670       10.00000               72          25-Mar-11      11.65465      11.65465
      26           25-May-07       5.91767       10.00000               73          25-Apr-11      10.52694      10.52694
      27           25-Jun-07       5.75462       10.00000               74          25-May-11      10.87801      10.87801
      28           25-Jul-07       5.96301       10.00000               75          25-Jun-11      10.52727      10.52727
      29           25-Aug-07       5.77074       10.00000               76          25-Jul-11      10.87835      10.87835
      30           25-Sep-07       5.77084       10.00000               77          25-Aug-11      10.52760      10.52760
      31           25-Oct-07       5.96416       10.00000               78          25-Sep-11      10.52776      10.52776
      32           25-Nov-07       5.77357       10.00000               79          25-Oct-11      10.87886      10.87886
      33           25-Dec-07       6.24866       10.00000               80          25-Nov-11      10.83943      10.83943
      34           25-Jan-08       7.62394       10.00000               81          25-Dec-11      11.21002      11.21002
      35           25-Feb-08       7.63309       10.00000               82          25-Jan-12      10.86034      10.86034
      36           25-Mar-08       9.11520       10.00000               83          25-Feb-12      10.86041      10.86041
      37           25-Apr-08       8.52744       10.00000               84          25-Mar-12      11.61017      11.61017
      38           25-May-08       8.81203       10.00000               85          25-Apr-12      10.86120      10.86120
      39           25-Jun-08       8.56692       10.00000               86          25-May-12      11.22332      11.22332
      40           25-Jul-08       9.09395       10.00000               87          25-Jun-12      10.86135      10.86135
      41           25-Aug-08       8.80096       10.00000               88          25-Jul-12      11.22348      11.22348
      42           25-Sep-08       8.80133       10.00000               89          25-Aug-12      10.86151      10.86151
      43           25-Oct-08       9.09509       10.00000               90          25-Sep-12      10.86159      10.86159
      44           25-Nov-08       8.80207       10.00000               91          25-Oct-12      11.22373      11.22373
      45           25-Dec-08       9.22455       10.00000               92          25-Nov-12      10.86175      10.86175
      46           25-Jan-09       9.12992       10.00000               93          25-Dec-12      11.22390      11.22390
      47           25-Feb-09       9.13418       10.00000               94          25-Jan-13      10.86192      10.86192



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution
  Period      Distribution   Collateral    Effective WAC
 (months)         Date       WAC Cap (%)      Cap (%)
------------  ------------   -----------   -------------
    95         25-Feb-13      10.86200       10.86200
    96         25-Mar-13      12.02588       12.02588
    97         25-Apr-13      10.86217       10.86217
    98         25-May-13      11.22433       11.22433
    99         25-Jun-13      10.86234       10.86234
   100         25-Jul-13      11.22451       11.22451
   101         25-Aug-13      10.86251       10.86251
   102         25-Sep-13      10.86260       10.86260
   103         25-Oct-13      11.22478       11.22478
   104         25-Nov-13      10.86278       10.86278
   105         25-Dec-13      11.22497       11.22497
   106         25-Jan-14      10.86296       10.86296
   107         25-Feb-14      10.86306       10.86306
   108         25-Mar-14      12.02706       12.02706
   109         25-Apr-14      10.86324       10.86324
   110         25-May-14      11.22545       11.22545
   111         25-Jun-14      10.86344       10.86344
   112         25-Jul-14      11.22565       11.22565
   113         25-Aug-14      10.86363       10.86363
   114         25-Sep-14      10.86373       10.86373
   115         25-Oct-14      11.22595       11.22595
   116         25-Nov-14      10.87063       10.87063
   117         25-Dec-14      11.24595       11.24595
   118         25-Jan-15      10.88742       10.88742
   119         25-Feb-15      10.88754       10.88754
   120         25-Mar-15      12.05419       12.05419

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                           $598,152,333
Number of Mortgage Loans:                                     2,232
Average Scheduled Principal Balance:                       $267,989
Interest Only Loans:                                         86.04%
Weighted Average Gross Coupon:                               5.777%
Weighted Average Net Coupon:(2)                              5.468%
Weighted Average FICO Score:                                    702
Weighted Average Original LTV Ratio:                         77.21%
Weighted Average Stated Remaining Term (months):                358
Weighted Average Seasoning (months):                              2
Weighted Average Months to Roll:                                 40
Weighted Average Gross Margin:                                2.62%
Weighted Average Initial Rate Cap:                            4.26%
Weighted Average Periodic Rate Cap:                           1.29%
Weighted Average Gross Maximum Lifetime Rate:                11.55%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee, the Trustee Fee and any lender-paid mortgage insurance.

                    Distribution by Current Principal Balance

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
Current Principal         Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
    Balance              Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
$50,000 & Below             24       $948,683     0.16%      6.142%     712        $39,528    75.62%    83.76%     23.52%   20.12%
$50,001 - $75,000           72      4,647,239     0.78       6.129      714         64,545    76.25     85.57      30.32    18.96
$75,001 - $100,000         130     11,621,878     1.94       5.876      713         89,399    78.62     87.48      53.58    34.27
$100,001 - $125,000        192     21,733,407     3.63       5.815      714        113,195    79.35     89.34      47.01    40.93
$125,001 - $150,000        235     32,291,906     5.40       5.825      711        137,412    78.32     89.59      39.80    48.27
$150,001 - $200,000        343     60,259,560    10.07       5.751      711        175,684    78.60     88.57      46.13    55.98
$200,001 - $250,000        256     57,293,884     9.58       5.833      699        223,804    78.45     87.37      33.05    64.47
$250,001 - $300,000        198     53,975,654     9.02       5.759      702        272,604    79.10     88.14      35.31    69.02
$300,001 - $350,000        184     59,745,763     9.99       5.750      701        324,705    77.92     86.86      35.77    77.70
$350,001 - $400,000        174     65,442,015    10.94       5.763      697        376,104    77.31     84.37      52.45    78.16
$400,001 - $450,000        124     53,046,655     8.87       5.826      692        427,796    77.59     85.26      33.07    77.26
$450,001 - $500,000        107     51,184,684     8.56       5.716      700        478,362    77.49     83.87      37.30    81.08
$500,001 - $550,000         50     26,204,782     4.38       5.696      686        524,096    75.37     82.25      36.07    83.98
$550,001 - $600,000         47     27,198,527     4.55       5.773      701        578,692    73.64     81.73      46.83    83.07
$600,001 - $650,000         43     27,224,147     4.55       5.759      701        633,120    76.08     84.60      30.37    83.78
$650,001 - $700,000          8      5,465,125     0.91       5.784      697        683,141    68.50     77.63      61.87    87.66
$700,001 - $750,000          9      6,523,724     1.09       5.958      699        724,858    76.66     85.57      22.35    88.96
$750,001 - $800,000          7      5,425,778     0.91       5.854      734        775,111    73.98     83.56      57.23    71.58
$800,001 - $850,000          6      5,015,000     0.84       5.731      733        835,833    68.85     71.31      50.85    83.25
$850,001 - $900,000          6      5,328,421     0.89       5.729      730        888,070    73.55     80.29      66.59   100.00
$900,001 - $950,000          4      3,682,417     0.62       5.505      702        920,604    74.97     74.97      50.25   100.00
$950,001 - $1,000,000        8      7,944,836     1.33       5.813      678        993,104    68.79     80.88      50.19   100.00
$1,000,001 & Above           5      5,948,246     0.99       5.597      727      1,189,649    68.65     74.70      77.15    81.84
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
  Current Rate           Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
4.50% & Below               32     $8,915,858     1.49%      4.394%     701       $278,621    75.96%    84.17%     50.12%   92.32%
4.51 - 5.00%               194     54,163,121     9.06       4.853      700        279,191    77.28     86.33      54.98    90.54
5.01 - 5.50%               530    148,328,297    24.80       5.346      706        279,865    75.65     83.20      52.32    78.82
5.51 - 6.00%               793    212,310,392    35.49       5.808      701        267,731    77.17     85.49      39.91    71.41
6.01 - 6.50%               477    123,221,458    20.60       6.308      699        258,326    78.00     87.35      26.40    61.73
6.51 - 7.00%               167     43,392,030     7.25       6.756      703        259,833    79.61     88.58      30.42    45.40
7.01 - 7.50%                34      7,064,903     1.18       7.197      696        207,791    82.40     89.04      21.36    46.49
7.51 - 8.00%                 4        326,425     0.05       7.761      686         81,606    83.37     86.47      39.93    39.29
8.01% & Above                1        429,850     0.07       8.250      663        429,850    94.99     94.99       0.00   100.00
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                              Distribution by FICO

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
    Fico                 Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
780 - 819                  121    $30,318,211     5.07%      5.720%     792       $250,564    77.73%    84.40%     52.37%   49.76%
760 - 779                  167     42,031,911     7.03       5.757      770        251,688    76.78     86.17      49.89    56.93
740 - 759                  215     51,397,444     8.59       5.766      749        239,058    77.90     86.44      38.18    61.76
720 - 739                  278     67,899,512    11.35       5.779      729        244,243    77.75     87.06      34.90    62.16
700 - 719                  364     96,152,741    16.07       5.727      709        264,156    77.55     87.43      31.64    64.52
680 - 699                  388    108,666,953    18.17       5.788      689        280,069    77.66     86.03      32.48    71.28
660 - 679                  364    102,152,536    17.08       5.851      669        280,639    76.84     85.14      42.53    79.40
640 - 659                  238     72,111,216    12.06       5.770      650        302,988    75.88     82.85      46.63    91.40
620 - 639                   92     25,764,053     4.31       5.747      630        280,044    76.55     82.42      75.12    94.35
600 - 619                    4      1,609,821     0.27       5.810      615        402,455    77.22     82.15     100.00   100.00
Unavailable                  1         47,935     0.01       8.000        0         47,935    80.00     80.00     100.00     0.00
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                          Distribution by Original LTV

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Original LTV             Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
40.00% & Below               7       $823,699     0.14%      5.318%     757       $117,671    30.07%    33.73%     54.39%    7.88%
40.01 - 50.00%              26     10,117,638     1.69       5.564      698        389,140    46.59     54.12      56.31    82.87
50.01 - 60.00%              42     14,336,538     2.40       5.570      705        341,346    57.44     63.95      41.87    73.74
60.01 - 70.00%             185     65,499,448    10.95       5.707      693        354,051    67.04     73.17      54.82    79.69
70.01 - 80.00%           1,830    477,638,169    79.85       5.777      703        261,004    79.05     88.39      38.54    69.03
80.01 - 85.00%              13      2,716,225     0.45       5.827      706        208,940    84.06     84.06      55.30    82.82
85.01 - 90.00%              72     13,883,074     2.32       6.077      708        192,820    89.59     89.59      38.32    71.36
90.01 - 95.00%              57     13,137,541     2.20       6.204      706        230,483    94.80     94.80      38.13    93.52
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                          Distribution by Document Type

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Original LTV             Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
Full/alt                   911   $243,970,485    40.79%      5.641%     700       $267,805    76.41%    85.10%    100.00%   73.23%
No Doc                     172     46,457,655     7.77       6.059      703        270,103    75.96     76.82       0.00    92.14
Stated                   1,149    307,724,194    51.45       5.842      704        267,819    78.04     87.38       0.00    66.27
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Loan Purpose             Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
Cashout Refi               496   $141,608,314    23.67%      5.797%     689       $285,501    74.18%    77.35%     39.61%   78.37%
Purchase                 1,335    353,045,515    59.02       5.818      711        264,454    79.21     89.22      41.48    64.38
Rate/term Refi             401    103,498,504    17.30       5.606      688        258,101    74.55     84.74      40.05    84.19
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                        Distribution by Occupancy Status

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Occupancy Status         Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
Non Owner                  799   $155,593,382    26.01%      6.005%     720       $194,735    77.84%    84.98%     36.01%    0.00%
Owner Occupied           1,373    425,395,681    71.12       5.690      695        309,829    77.07     86.02      42.00   100.00
Second Home                 60     17,163,270     2.87       5.846      714        286,055    75.09     81.86      54.03     0.00
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                          Distribution by Property Type

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Property Type            Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
2-4 Family                 240    $74,810,100    12.51%      6.050%     713       $311,709    76.89%    84.04%     33.21%   40.49%
Condo                      249     58,736,055     9.82       5.723      711        235,888    78.24     87.34      49.86    70.81
Hi-rise Condo               27      7,092,726     1.19       6.255      706        262,694    77.62     88.44       6.01    45.78
Pud                        490    135,286,034    22.62       5.715      701        276,094    77.42     86.75      45.94    71.74
Single Family            1,224    321,891,578    53.81       5.739      698        262,983    77.00     85.16      39.43    78.62
Townhouse                    2        335,840     0.06       5.199      727        167,920    80.00     88.09     100.00    40.47
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                              Distribution by State

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
State                    Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
CA - Southern              388   $143,044,332    23.91%      5.741%     698       $368,671    76.07%    83.18%     44.56%   77.16%
CA - Northern              256    100,596,245    16.82       5.726      700        392,954    75.84     84.35      30.33    75.06
FL                         190     42,969,080     7.18       5.803      711        226,153    78.38     86.99      54.12    73.41
AZ                         162     29,499,103     4.93       5.758      713        182,093    79.13     88.82      52.46    44.82
NV                         107     29,468,594     4.93       5.781      697        275,407    75.96     82.79      34.56    55.42
IL                         109     27,514,358     4.60       5.903      701        252,425    78.77     86.17      24.38    73.43
NY                          58     22,667,708     3.79       5.898      701        390,823    77.68     86.20      30.88    87.85
VA                          79     21,473,998     3.59       5.850      700        271,823    78.63     89.23      35.70    83.03
CO                         101     20,963,319     3.50       5.619      705        207,558    78.33     89.30      53.60    62.98
WA                          96     20,442,973     3.42       5.721      708        212,948    78.61     89.21      44.88    69.81
Other                      686    139,512,624    23.32       5.821      703        203,371    77.89     86.75      42.30    66.66
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Zip Code                 Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
94583                        5     $3,095,050     0.52%      5.539%     728       $619,010    77.78%    89.90%     16.02%  100.00%
60611                        8      2,674,780     0.45       6.468      719        334,348    76.56     89.70      10.26    41.14
90291                        4      2,499,024     0.42       5.435      739        624,756    62.64     62.64      78.67    78.67
89138                        5      2,464,122     0.41       5.364      689        492,824    77.31     86.13      46.35    73.83
92262                        6      2,381,538     0.40       6.308      719        396,923    82.43     89.38      49.85    71.44
89148                        8      2,252,650     0.38       5.676      690        281,581    78.65     84.61       0.00    44.37
94122                        3      2,247,500     0.38       5.718      728        749,167    77.12     82.88      39.15    67.96
92101                        5      2,215,350     0.37       5.888      734        443,070    74.68     85.26      55.61    70.71
89123                        9      2,196,806     0.37       6.348      692        244,090    75.53     82.94      48.43    44.61
85255                        6      2,107,523     0.35       5.400      716        351,254    76.68     83.19      34.16    18.98
Other                    2,173    574,017,990    95.97       5.775      701        264,159    77.27     85.71      40.94    71.47
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                  Distribution by Remaining Months to Maturity

                                                 Pct. Of               Weighted              Weighted  Weighted
 Remaining               Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
 Months To                Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
 Maturity                Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
301 - 360                2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                        Distribution by Amortization Type

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
Amortization              Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
    Type                 Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
1 YEAR ARM                 103    $35,240,968     5.89%      5.049%     704       $342,145    79.06%    91.30%     15.00%   99.32%
10 YEAR ARM                  9      2,941,132     0.49       6.266      699        326,792    75.77     82.16      49.78    82.61
3 YEAR ARM               1,419    378,490,325    63.28       5.827      699        266,730    77.69     86.31      36.58    65.70
5 YEAR ARM                 492    112,635,107    18.83       5.932      713        228,933    77.62     85.07      45.93    65.54
6 MONTH ARM                114     26,890,036     4.50       5.476      700        235,878    78.95     92.88      37.87    99.75
7 YEAR ARM                  95     41,954,764     7.01       5.674      701        441,629    69.21     71.85      87.84    92.12
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                     Distribution by Prepayment Term Months

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
Prepayment                Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Term Months              Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
0                       1,195   $372,813,805    62.33%      5.833%     703       $311,978    76.79%    85.03%     36.50%   72.63%
12                           2        742,400     0.12       5.850      741        371,200    77.93     89.15       0.00   100.00
24                           1        169,385     0.03       5.000      728        169,385    49.40     49.40       0.00     0.00
30                           1        319,900     0.05       6.125      699        319,900    80.00     99.98       0.00   100.00
36                       1,019    220,572,179    36.88       5.681      699        216,459    77.94     86.66      48.09    68.54
42                          12      2,435,350     0.41       5.776      703        202,946    78.33     90.96      38.10    60.03
60                           2      1,099,315     0.18       5.940      703        549,658    71.73     73.46      82.69    82.69
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Periodic Cap             Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
1.00%                    1,738   $422,540,940    70.64%      5.863%     703       $243,119    78.13%    86.88%     25.97%   63.51%
2.00%                      494    175,611,393    29.36       5.568      700        355,489    74.99     82.64      76.43    89.43
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                      Distribution by Months to Rate Reset

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
Months To                 Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Rate Reset               Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
10 & Below                 209    $59,005,513     9.86%      5.234%     702       $282,323    79.02%    91.95%     25.81%   99.48%
11 - 20                      8      3,125,492     0.52       5.236      706        390,686    78.82     92.58       7.74   100.00
21 - 30                     10      3,897,570     0.65       5.610      693        389,757    80.10     87.85      79.88    92.55
31 - 40                  1,409    374,592,755    62.62       5.830      699        265,857    77.67     86.30      36.13    65.42
51 - 60                    492    112,635,107    18.83       5.932      713        228,933    77.62     85.07      45.93    65.54
71 - 80                     56     27,037,099     4.52       5.650      702        482,805    67.85     69.25      87.98    96.54
81 - 90                     39     14,917,665     2.49       5.718      700        382,504    71.69     76.57      87.58    84.11
101 - 110                    1        360,432     0.06       5.000      618        360,432    67.59     89.60     100.00   100.00
111 - 120                    8      2,580,700     0.43       6.443      711        322,588    76.91     81.12      42.77    80.18
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                      Distribution by Maximum Lifetime Rate

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
   Maximum                Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Lifetime Rate            Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
9.49% & Below                2     $1,067,621     0.18%      4.308%     695       $533,811    68.45%    68.45%    100.00%  100.00%
9.50 - 9.99%                14      6,215,344     1.04       4.781      703        443,953    76.31     82.62      80.78   100.00
10.00 - 10.49%              55     20,804,336     3.48       5.106      711        378,261    70.71     74.40      68.92    87.74
10.50 - 10.99%             268     74,339,548    12.43       5.327      710        277,386    76.04     82.24      52.59    80.99
11.00 - 11.49%             554    142,266,473    23.78       5.441      707        256,799    77.08     86.01      44.92    77.95
11.50 - 11.99%             752    195,556,155    32.69       5.820      700        260,048    77.10     85.85      41.20    69.37
12.00 - 12.49%             396    108,488,164    18.14       6.216      694        273,960    78.32     88.10      26.85    63.96
12.50 - 12.99%             161     42,675,996     7.13       6.640      698        265,068    79.65     88.72      20.40    47.52
13.00 - 13.49%              24      5,784,623     0.97       7.112      687        241,026    84.27     89.11      33.46    44.89
13.50 - 13.99%               4        476,289     0.08       7.611      711        119,072    88.33     91.45      32.90    82.70
14.00 - 14.49%               2        477,785     0.08       8.225      663        238,893    93.49     93.49      10.03    89.97
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                      Distribution by Minimum Lifetime Rate

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
   Minimum                Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Lifetime Rate            Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
2.00 - 2.49%               312   $122,698,035    20.51%      5.646%     700       $393,263    73.75%    80.64%     78.17%   89.48%
2.50 - 2.99%             1,916    474,527,788    79.33       5.809      702        247,666    78.09     86.92      31.10    66.34
3.00 - 3.49%                 4        926,510     0.15       6.521      721        231,628    85.36     87.82      53.52    83.61
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
                          Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Margin                   Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
2.00 - 2.49%               313   $123,293,714    20.61%      5.643%     700       $393,910    73.78%    80.69%     78.28%   89.54%
2.50 - 2.99%             1,915    473,932,109    79.23       5.810      702        247,484    78.09     86.91      31.01    66.30
3.00 - 3.49%                 4        926,510     0.15       6.521      721        231,628    85.36     87.82      53.52    83.61
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                      Distribution by First Adjustment Cap

                                                 Pct. Of               Weighted              Weighted  Weighted
   First                 Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
Adjustment                Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
    Cap                  Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
1.00%                      114    $26,890,036     4.50%      5.476%     700       $235,878    78.95%    92.88%     37.87%   99.75%
2.00%                      181     76,156,180    12.73       5.525      702        420,752    76.02     86.07      64.12    86.89
3.00%                      204     52,327,727     8.75       5.506      688        256,508    77.05     85.14      79.52    90.18
5.00%                    1,732    442,288,390    73.94       5.869      704        255,363    77.34     85.19      32.41    64.37
6.00%                        1        490,000     0.08       6.500      699        490,000    67.59     67.62       0.00   100.00
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                      Distribution by Periodic Lifetime Cap

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
  Periodic                Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
Lifetime Cap             Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
4.01 - 4.50%                 9     $1,483,650     0.25%      6.527%     690       $164,850    81.30%    94.69%     63.97%  100.00%
4.51 - 5.00%               464    125,724,460    21.02       5.928      713        270,958    74.97     81.16      48.64    71.08
5.01 - 5.50%                36      9,917,317     1.66       5.662      704        275,481    79.35     93.75      42.02   100.00
5.51 - 6.00%             1,696    454,760,921    76.03       5.750      699        268,137    77.76     86.57      38.52    70.01
6.01 - 6.50%                24      5,505,924     0.92       4.691      698        229,413    78.31     93.01      40.23   100.00
6.51 - 7.00%                 3        760,061     0.13       4.484      692        253,354    76.59     88.80      39.21   100.00
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                       Distribution by Interest Only Loans

                                                 Pct. Of               Weighted              Weighted  Weighted
Distribution             Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
 by Interest               Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
 Only Loans              Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
N                          310    $83,531,758    13.96%      5.678%     697       $269,457    75.96%    80.55%     50.75%   74.17%
Y                        1,922    514,620,575    86.04       5.793      703        267,753    77.41     86.46      39.17    70.62
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


                       Distribution by Interest Only Term

                                                 Pct. Of               Weighted              Weighted  Weighted
Distribution             Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
 by Interest              Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
  Only Term              Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
0                          310    $83,531,758    13.96%      5.678%     697       $269,457    75.96%    80.55%     50.75%   74.17%
36                         272     90,257,424    15.09       5.679      696        331,829    76.04     84.02      82.80    83.95
60                         183     48,500,301     8.11       5.600      699        265,029    77.97     86.85      69.38    89.60
84                          51     25,274,905     4.23       5.684      700        495,586    68.06     71.39      86.75    93.21
120                      1,416    350,587,945    58.61       5.857      706        247,590    78.36     88.12      20.33    62.94
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Index Type

                                                 Pct. Of               Weighted              Weighted  Weighted
                         Number                  Pool By    Weighted    Avg.       Avg.        Avg.      Avg.                Pct.
Distribution by           Of        Principal   Principal  Avg. Gross  Current   Principal   Original  Combined  Pct. Full  Owner
  Index Type             Loans       Balance     Balance     Coupon     FICO      Balance      LTV       LTV        Doc    Occupied
----------------------   ------  ------------   ---------  ----------  --------  ---------   --------  --------  --------- --------
1 Year LIBOR               988   $294,072,815    49.16%      5.802%     703       $297,645    76.59%    84.27%     42.81%   72.91%
1 Year Treasury            185     46,958,981     7.85       5.605      696        253,832    76.96     85.94      84.97    89.28
6 Month LIBOR            1,059    257,120,537    42.99       5.778      702        242,796    77.97     87.13      30.40    65.76
----------------------   -----   ------------   ------      ------      ---     ----------   ------    ------     ------   ------
Total:                   2,232   $598,152,333   100.00%      5.777%     702       $267,989    77.21%    85.63%     40.79%   71.12%
======================   =====   ============   ======      ======      ===     ==========   ======    ======     ======   ======


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the Principal Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $594,986,686.96, a term of 56 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%


The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------




                                                          Interest Rate Corridor
Distribution Period (months)      Strike Rate (%)          Notional Amount ($)
----------------------------      ---------------         ----------------------
             1                       6.30915                594,986,686.96
             2                       5.46795                577,475,051.86
             3                       5.31924                560,478,406.34
             4                       5.51298                543,981,615.49
             5                       5.33517                527,969,988.97
             6                       5.33519                512,429,267.92
             7                       5.52205                497,345,612.31
             8                       5.34565                482,705,588.65
             9                       5.55455                468,496,158.03
             10                      5.53984                454,704,664.57
             11                      5.53989                441,319,604.34
             12                      6.13350                428,328,228.83
             13                      5.53999                415,718,966.94
             14                      5.72471                403,480,587.48
             15                      5.56779                391,602,189.18
             16                      5.76988                380,073,190.99
             17                      5.58382                368,883,322.70
             18                      5.58388                358,022,615.80
             19                      5.77256                347,481,394.60
             20                      5.58812                337,250,267.70
             21                      5.80384                327,320,119.55
             22                      5.72645                317,682,102.44
             23                      5.72653                308,327,814.07
             24                      6.34018                299,248,723.13
             25                      5.72670                290,436,739.47
             26                      5.91767                281,884,010.58
             27                      5.75462                273,582,914.69
             28                      5.96301                265,526,053.96
             29                      5.77074                257,706,247.88
             30                      5.77084                250,116,526.95
             31                      5.96416                242,750,126.41
             32                      5.77357                235,600,480.30
             33                      6.24866                228,661,215.56
             34                      7.62394                221,915,055.36
             35                      7.63309                215,362,295.11
             36                      9.11520                209,002,647.24
             37                      8.52744                202,830,575.66
             38                      8.81203                196,840,434.27
             39                      8.56692                191,026,868.06
             40                      9.09395                185,385,660.83
             41                      8.80096                179,911,072.91
             42                      8.80133                174,597,850.75
             43                      9.09509                169,441,244.79
             44                      8.80207                164,436,645.17
             45                      9.22455                159,579,577.52


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          Interest Rate Corridor
Distribution Period (months)      Strike Rate (%)          Notional Amount ($)
----------------------------      ---------------         ----------------------
             46                      9.12992                154,868,208.01
             47                      9.13418                150,299,897.44
             48                     10.31160                145,866,181.27
             49                      9.31394                141,563,030.85
             50                      9.62466                137,386,595.35
             51                      9.34459                133,333,148.36
             52                      9.65633                129,399,498.20
             53                      9.34507                125,581,685.91
             54                      9.38415                121,876,304.91
             55                      9.71550                118,279,395.79
             56                      9.40232                114,788,639.95
         57 & Above                      N/A                           N/A


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.